4th Quarter 2015 Earnings Report February 18, 2016

This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Fourth Quarter earnings conference call held on February 18, 2016. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, (ii) those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission, and (iii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on Form 10-K, Quarterly Reports on Form 10-Q  and any other filings CVR Partners, LP makes with the Securities and Exchange Commission.  CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward Looking Statements 2

Consolidated Results Fourth Quarter Year to Date (In millions, except for EPS/EPU/Distributions) 12/31/2015 12/31/2014 Percent Change 12/31/2015 12/31/2014 Percent Change Net income (loss) attributable to CVR Energy stockholders $ (45.0) $ (44.4) 1% $ 169.6 $ 173.9 -2% Diluted earnings (loss) per share $ (0.52) $ (0.51) 2% $ 1.95 $ 2.00 -3% Adjusted net income (loss) per diluted share(1) $ (0.05) $ 0.28 -118% $ 2.71 $ 2.51 8% EBITDA(2) $ (31.8) $ (32.0) -1% $ 390.4 $ 399.9 -2% Adjusted EBITDA(2) $ 35.6 $ 81.7 -56% $ 498.8 $ 473.5 5% Adjusted Petroleum EBITDA(3) $ 16.4 $ 104.6 -84% $ 602.0 $ 621.6 -3% CVR Refining Distributions $ — $ 0.37 -100% $ 2.75 $ 2.85 -4% Adjusted Nitrogen Fertilizer EBITDA(4) $ 28.5 $ 33.5 -15% $ 106.8 $ 110.3 -3% CVR Partners Distributions $ 0.27 $ 0.41 -34% $ 1.11 $ 1.39 -20% (1) Non-GAAP reconciliation on slide 10 (2) Non-GAAP reconciliation on slide 11 (3) Non-GAAP reconciliation on slide 12 (4) Non-GAAP reconciliation on slide 13 3

Capital Structure $50 $0 -$50 -$100 -$150 -$200 -$250 -$300 -$350 -$400 2012 2013 2014 2015 $2.2 $(165.9) $(78.8) $(91.6) Note: Refer to slide 8 for metrics used in calculation Financial Metrics 2012 2013 2014 2015 w Debt to Capital 37% 36% 41% 41% w Debt to Adj. EBITDA 0.7 1.0 1.4 1.4 As of 12/31/2015 Consolidated Cash and cash equivalents $ 765.1 CVR Refining $400mm ABL — $250mm Revolver 31.5 Capital Lease Obligations 48.5 6.5% Unsecured Notes due 2022 500.0 Total CVR Refining Debt $ 580.0 CVR Partners $125mm Term Loan 125.0 $25mm Revolver — Total CVR Partners Debt $ 125.0 CVR Energy Loan to CVR Refining (31.5) Total Debt $ 673.5 Stockholders Equity 984.1 Total Capitalization $ 1,657.6 Capitalization ($ in millions) 4 Consolidated Net Debt (Cash) ($ in millions)

Appendix

Non-GAAP Financial Measures To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods. 6

Non-GAAP Financial Measures (cont'd) Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impact (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on extinguishment of debt, (gain) loss on derivatives, net, current period settlements on derivative contracts, expenses associated with the Gary-Williams acquisition, flood insurance recovery and expenses associated with the pending Rentech Nitrogen mergers. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for FIFO impact (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; loss on extinguishment of debt; (gain) loss on derivatives, net; current period settlements on derivative contracts, flood insurance recovery and expenses associated with the pending Rentech Nitrogen mergers. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners' calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners' ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 7

Capital Structure Financials Full Year ($ in millions) 2012 2013 2014 2015 n Cash $ 896.0 $ 842.1 $ 753.7 $ 765.1 n Total Debt, including current portion 898.2 676.2 674.9 673.5 n Net Debt (Cash) 2.2 (165.9) (78.8) (91.6) n CVR Stockholder's Equity 1,525.1 1,188.6 988.1 984.1 n Adjusted EBITDA(1)(2) $ 1,264.5 $ 659.7 $ 473.5 $ 498.8 Note: Includes cash and debt of CVR Partners LP and CVR Refining LP (1) Definition on slide 7 (2) Non-GAAP reconciliation on slide 9 8

Consolidated Non-GAAP Financial Measures

Financials ($ in millions)	Full Year 2012	Full Year 2013	Full Year 2014	Full Year 2015
Net income attributable to CVR Energy stockholders	$ 378.6	$ 370.7	$ 173.9	$ 169.6
Interest expense and other financing costs, net of interest income	74.5	49.3	39.1	47.4
Income tax expense	225.6	183.7	97.7	84.5
Depreciation and amortization	130.0	142.8	154.4	164.1
FIFO impact (favorable) unfavorable	58.4	(21.3)	160.8	60.3
Share-based compensation	39.1	18.4	12.3	12.8
Major scheduled turnaround expenses	128.5	—	6.8	109.2
Loss on extinguishment of debt	37.5	26.1	—	—
(Gain) loss on derivatives, net	285.6	(57.1)	(185.6)	28.6
Current period settlements on derivative contracts[(1)]	(137.6)	6.4	122.2	(26.0)
Expenses associated with proxy matter	44.2	—	—	—
Expenses associated with the acquisition of Gary-Williams[(2)]	11.0	—	—	—
Flood insurance recovery[(3)]	—	—	—	(27.3)
Expenses associated with the Rentech Nitrogen mergers[(4)]	—	—	—	2.3
Adjusted EBITDA and EBITDA adjustments related to noncontrolling interest	(10.9)	(59.3)	(108.1)	(126.7)
Adjusted EBITDA[(5)]	**$ 1,264.5**	**$ 659.7**	**$ 473.5**	**$ 498.8**

(1) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2) Legal, professional and integration expenses related to the December 2011 acquisition

(3) Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(4) On August 9, 2015, CVR Partners entered into an Agreement and Plan of Merger with Rentech Nitrogen Partners, L.P. ("Rentech Nitrogen") and Rentech Nitrogen GP, LLC ("Rentech Nitrogen GP") with Rentech Nitrogen and Rentech Nitrogen GP continuing as surviving entities and wholly-owned subsidiaries of CVR Partners. The Nitrogen Fertilizer Partnership incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the Rentech Nitrogen mergers, which are included in selling, general and administrative expenses for the year ended December 31, 2015.

(5) Definition on slide 7

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Consolidated Non-GAAP Financial Measures

Financials *($ in millions, except per share data)*	Fourth Quarter		Year to Date	
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Income (loss) before income tax expense (benefit)	$ (98.6)	$ (90.7)	$ 382.3	$ 407.1
FIFO impact (favorable) unfavorable	26.6	154.6	60.3	160.8
Share-based compensation	3.7	1.5	12.8	12.3
Major scheduled turnaround expenses	84.9	1.3	109.2	6.8
(Gain) loss on derivatives, net	(23.6)	(14.5)	28.6	(185.6)
Current period settlement on derivative contracts[(1)]	8.1	29.0	(26.0)	122.2
Flood insurance recovery[(2)]	—	—	(27.3)	—
Expenses associated with the Rentech Nitrogen mergers[(3)]	0.8	—	2.3	—
Adjusted net income before income tax expense and noncontrolling interest	$ 1.9	$ 81.2	$ 542.2	$ 523.6
Adjusted net income attributed to noncontrolling interest	(0.3)	(32.8)	(179.8)	(178.4)
Income tax expense, as adjusted	(5.9)	(24.0)	(127.3)	(126.8)
Adjusted net income (loss) attributable to CVR Energy stockholders[(4)]	**$ (4.3)**	**$ 24.4**	**$ 235.1**	**$ 218.4**
Adjusted net income (loss) per diluted share[(4)]	**$ (0.05)**	**$ 0.28**	**$ 2.71**	**$ 2.51**

(1) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2) Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(3) On August 9, 2015, CVR Partners entered into an Agreement and Plan of Merger with Rentech Nitrogen Partners, L.P. ("Rentech Nitrogen") and Rentech Nitrogen GP, LLC ("Rentech Nitrogen GP") with Rentech Nitrogen and Rentech Nitrogen GP continuing as surviving entities and wholly-owned subsidiaries of CVR Partners. The Nitrogen Fertilizer Partnership incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the Rentech Nitrogen mergers, which are included in selling, general and administrative expenses for the three months and year ended December 31, 2015.

(4) Definition on slide 7

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Consolidated Non-GAAP Financial Measures

CVR Energy

Financials *($ in millions)*	Fourth Quarter		Year to Date	
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Net income (loss) attributable to CVR Energy stockholders	$ (45.0)	$ (44.4)	$ 169.6	$ 173.9
Interest expense and other financing costs, net of interest income	11.7	11.0	47.4	39.1
Income tax expense (benefit)	(20.7)	(21.0)	84.5	97.7
Depreciation and amortization	40.9	40.8	164.1	154.4
EBITDA adjustments included in noncontrolling interest	(18.7)	(18.4)	(75.2)	(65.2)
EBITDA[(1)]	**$ (31.8)**	**$ (32.0)**	**$ 390.4**	**$ 399.9**
FIFO impact (favorable) unfavorable	26.6	154.6	60.3	160.8
Share-based compensation	3.7	1.5	12.8	12.3
Major scheduled turnaround expenses	84.9	1.3	109.2	6.8
(Gain) loss on derivatives, net	(23.6)	(14.5)	28.6	(185.6)
Current period settlements on derivative contracts[(2)]	8.1	29.0	(26.0)	122.2
Flood insurance recovery[(3)]	—	—	(27.3)	—
Expenses associated with the Rentech Nitrogen mergers[(4)]	0.8	—	2.3	—
Adjustments included in noncontrolling interest	(33.1)	(58.2)	(51.5)	(42.9)
Adjusted EBITDA[(1)]	**$ 35.6**	**$ 81.7**	**$ 498.8**	**$ 473.5**

(1) Definition on slide 7
(2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.
(3) Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.
(4) On August 9, 2015, CVR Partners entered into an Agreement and Plan of Merger with Rentech Nitrogen Partners, L.P. ("Rentech Nitrogen") and Rentech Nitrogen GP, LLC ("Rentech Nitrogen GP") with Rentech Nitrogen and Rentech Nitrogen GP continuing as surviving entities and wholly-owned subsidiaries of CVR Partners. The Nitrogen Fertilizer Partnership incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the Rentech Nitrogen mergers, which are included in selling, general and administrative expenses for the three months and year ended December 31, 2015.

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Petroleum Non-GAAP Financial Measures

Financials *($ in millions)*	Fourth Quarter 12/31/2015	Fourth Quarter 12/31/2014	Year to Date 12/31/2015	Year to Date 12/31/2014
Petroleum net income (loss)	$ (122.2)	$ (108.5)	$ 291.2	$ 358.7
Interest expense and other financing cost, net of interest income	10.4	9.6	42.2	33.9
Income tax expense	—	—	—	—
Depreciation and amortization	32.1	32.6	130.2	122.5
Petroleum EBITDA[(1)]	**$ (79.7)**	**$ (66.3)**	**$ 463.6**	**$ 515.1**
FIFO impact (favorable) unfavorable	26.6	154.6	60.3	160.8
Share-based compensation, non-cash	0.1	0.5	0.6	2.3
Major scheduled turnaround expenses	84.9	1.3	102.2	6.8
(Gain) loss on derivatives, net	(23.6)	(14.5)	28.6	(185.6)
Current period settlements on derivative contracts[(2)]	8.1	29.0	(26.0)	122.2
Flood insurance recovery[(3)]	—	—	(27.3)	—
Adjusted Petroleum EBITDA[(1)]	**$ 16.4**	**$ 104.6**	**$ 602.0**	**$ 621.6**

(1) Definition on slide 7

(2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(3) Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

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Fertilizer Non-GAAP Financial Measures Financials Fourth Quarter Year to Date ($ in millions) 12/31/2015 12/31/2014 12/31/2015 12/31/2014 Nitrogen Fertilizer net income $ 18.7 $ 24.8 $ 62.0 $ 76.1 Interest expense and other financing costs, net 1.8 1.7 7.0 6.7 Income tax expense — — — — Depreciation and amortization 7.2 7.0 28.4 27.3 Nitrogen Fertilizer EBITDA(1) $ 27.7 $ 33.5 $ 97.4 $ 110.1 Share-based compensation, non-cash — — 0.1 0.2 Major scheduled turnaround expense — — 7.0 — Expenses associated with the Rentech Nitrogen mergers(2) 0.8 — 2.3 — Adjusted Nitrogen Fertilizer EBITDA(1) $ 28.5 $ 33.5 $ 106.8 $ 110.3 (1) Definition on slide 7 (2) On August 9, 2015, CVR Partners entered into an Agreement and Plan of Merger with Rentech Nitrogen Partners, L.P. (“Rentech Nitrogen”) and Rentech Nitrogen GP, LLC (“Rentech Nitrogen GP”) with Rentech Nitrogen and Rentech Nitrogen GP continuing as surviving entities and wholly-owned subsidiaries of CVR Partners. The Nitrogen Fertilizer Partnership incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the Rentech Nitrogen mergers, which are included in selling, general and administrative expenses for the three months and year ended December 31, 2015. 13